SCHEDULE 14C INFORMATION
(Rule 14c-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

[ ] Preliminary Information Statement	[ ] Confidential, for use of the Commission
[X] Definitive Information Statement	only (as permitted by Rule 14c-5(d)(2))

       DIRECTPLACEMENT, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

              [X] No Fee Required.

              [   ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

              1)   Title of each class of securities to which transaction applies:

             Common Stock, par value $.0001 per share

              2)   Aggregate number of securities to which transaction applies:

        28,718,302 shares of Common Stock Outstanding

              3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                           N/A

              4)   Proposed maximum aggregate value of transaction:

                    ___________________________________________________________________

              5)   Total Fee Paid.

                    ___________________________________________________________________

[   ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)   Amount Previously Paid:

                    ___________________________________________________________________

              2)   Form, Schedule or Registration Statement No.:

                    ___________________________________________________________________

              3)   Filing Party:

                    ___________________________________________________________________

              4)   Date Filed:

                    ___________________________________________________________________

INFORMATION STATEMENT
TO STOCKHOLDERS
OF
DIRECTPLACEMENT, INC.

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

DIRECTPLACEMENT, INC.
3655 NOBEL DRIVE, SUITE 540
SAN DIEGO, CALIFORNIA 92122

__________________

September 13, 2002

__________________

TABLE OF CONTENTS

                                                                                                                              Page

Information Statement	1

Additional Information	1

Outstanding Voting Securities	2

Principal Stockholders	3

Description of Stockholder Matters	4

Signature	6

Exhibit List

A.	Certificate of Amendment to the Certificate of Incorporation of DirectPlacement, Inc., a Delaware corporation, as amended.

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
THE BOARD OF DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

DIRECTPLACEMENT, INC.
3655 NOBEL DRIVE, SUITE 540
SAN DIEGO, CALIFORNIA 92122

INFORMATION STATEMENT

             This Information Statement is furnished to holders of shares of common stock, $.0001 par value (the “Common Stock”), of DirectPlacement, Inc. (the “Company”) to notify such stockholders that on or about August 28, 2002 the Company received written consents in lieu of a meeting of stockholders from holders of 20,095,965 shares of Common Stock representing approximately 70% of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) approving the Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company’s name will change to “PCS Research Technology, Inc.” (the “Stockholder Matter”).

             This Information Statement describing the approval of the Stockholder Matter is first being mailed or furnished to the Company’s stockholders on or about September 13, 2002, and such matters shall not become effective until at least 20 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

             The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company’s voting stock.

ADDITIONAL INFORMATION

             The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

             The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1) Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002;

(2) Proxy Statement on Schedule 14A dated April 24, 2002;

(3) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2002; and

(4) Annual Report on Form 10-KSB/A for the year ended December 31, 2002.

OUTSTANDING VOTING SECURITIES

             As of August 28, 2002 (the “Record Date”), out of the 80,000,000 shares of Common Stock authorized there were 28,718,302 shares of Common Stock issued and outstanding, and out of the 10,000,000 shares of preferred stock authorized there were no shares of the preferred stock outstanding.

             Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of the Company’s stockholders. Each share of Common Stock was entitled to one (1) vote.

             The Delaware General Corporation Law (“DGCL”) provides in substance that unless the Company’s certificate of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

             In accordance with the DGCL, the Company received more than a majority of the shares of Common Stock approving the Stockholder Matter. As a result, the Company shall take all actions necessary to implement the Stockholder Matter.

PRINCIPAL STOCKHOLDERS

             The following table sets forth information as of August 28, 2002 with respect to the beneficial ownership of the outstanding shares of the Company’s Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company’s officers and directors; and (iii) the Company’s officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.

	Amount and
	Nature of	Percentage
Nature and Address	Beneficial	(%) of
of Beneficial Owner(1)	Ownership(2)	Class(2)

Brian M. Overstreet(3)	10,136,369(4)	35.3%

Robert F. Kyle(5)	1,920,533(6)	6.7%

Matt Kliber(7)	157,231(8)	*

Michael Lorber(9)	62,500(10)	*

Susanne S. Pruitt(11)	5,355,000	18.6%

David J. Brophy(12)	18,750(13)	*

Raymond A. Hill, III(14)	5,145,000	17.9%

William John Jackson(15)	12,500(16)	*

Paul Kupferstein(17)	12,500(18)	*

John Ramsey(19)	12,500(20)	*

Midori USA Corporation	1,919,193(21)	6.7%

Directors and Officers	20,371,946	70.5%
as a Group (10 persons)

_______________

*	indicates beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o DirectPlacement, Inc., 3655 Nobel Drive, Suite 540, San Diego, California 92122.
(2)

Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K of the Securities Act of 1933 and Rule 13(d)–3 of the Securities Exchange Act, and based upon 28,718,302 shares of Common Stock outstanding.

(3)	Mr. Overstreet is the President, Chief Executive Office and a director of the Company.
(4)

Includes (i) 1,919,193 shares of common stock held by Midori USA Corporation with respect to which Mr. Overstreet is the Managing Director and sole signatory, and (ii) 1,500,000 shares over which Mr. Overstreet was granted the right to vote (765,000 shares of Company’s common stock owned or controlled by Susanne S. Pruitt and 735,000 shares of Issuer’s common stock owned or controlled by Raymond A. Hill, III) on each matter (other than the election of directors) submitted to vote of the stockholders of the Company at any annual or special meeting of the Company’s stockholders, or in any written consent stockholders executed in lieu of any such meetings, pursuant to a voting agreement, dated as December 21, 2001, by and among the Company, Mr. Overstreet, Midori USA Corporation, Susanne S. Pruitt and Raymond A. Hill, III.

(5)	Mr. Kyle is the Executive Vice President, Secretary and General Counsel of the Company.
(6)	Includes 960,937 shares of common stock of the Company issuable upon the exercise of options issued to Mr. Kyle by Midori USA Corporation.
(7)	Mr. Kliber is the Director of the Merger & Acquisitions Group of the Company.
(8)	Includes 62,500 shares of common stock of the Company issuable upon the exercise of options held by Mr. Kliber.
(9)	Mr. Lorber is the Chief Financial Officer of the Company.
(10)	Includes 62,500 shares of common stock of the Company issuable upon the exercise of options held by Mr. Lorber.
(11)	Ms. Pruitt is the Managing Director of the Capital Markets Unit and President of PCS Securities, Inc., and a Director.
(12)	Mr. Brophy is a Director of the Company.
(13)	Includes 18,750 shares of common stock of the Company issuable upon the exercise of options held by Mr. Brophy.
(14)	Mr. Hill is a Director of the Company.
(15)	Mr. Jackson is a Director of the Company.
(16)	Includes 12,500 shares of common stock of the Company issuable upon the exercise of options held by Mr. Jackson.
(17)	Mr. Kupferstein is a Director of the Company.
(18)	Includes 12,500 shares of common stock of the Company issuable upon the exercise of options held by Mr. Kupferstein.
(19)	Mr. Ramsey is a Director of the Company.
(20)	Includes 12,500 shares of common stock of the Company issuable upon the exercise of options held by Mr. Ramsey.
(21)

Brian M. Overstreet is the Managing Director and sole signatory of Midori USA Corporation. Midori USA Corporation has issued options to purchase an aggregate of (i) 1,049,457 shares of the Company’s common stock (including 960,937 shares to Robert F. Kyle) held by it and (ii) 629,675 the Company’s performance warrants (including 576,562 warrants to Robert F. Kyle) held by it.

DESCRIPTION OF THE STOCKHOLDER MATTER

Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation

             The Board of Directors (the “Board”) by unanimous written consent dated as of August 28, 2002, and certain stockholders (the “Majority Stockholders”) owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of August 28, 2002, approved and adopted resolutions to amend the Company’s Certificate of Incorporation. The Certificate of Amendment to the Company’s Certificate of Incorporation, will when filed with the Secretary of State of the State of Delaware change the Company’s name to “PCS Research Technology, Inc.”. Since the acquisition of PCS Securities, Inc. in December 2001, the primary focus of the Company’s business strategy has shifted. Prior to the acquisition of PCS, the Company focused on providing information on the PIPE market (private investments in public equities) to institutional investors through its PlacementTracker proprietary research service. Currently, through expanding the use of its financial technology to new research products combined with the existing business of PCS Securities, the Company is now a leading provider of independent research to institutional investors. The Company believes that its new name is more reflective of the Company’s current business strategy and will facilitate a better understanding by the Company’s customers and shareholders of the nature of the Company’s business.

Procedure for the Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation

             The DGCL, requires that, in order for the Company to amend the Certificate of Incorporation, the Board must adopt resolutions setting forth the proposed amendment and declaring its advisability and must call a meeting of stockholders of the Company at which stockholders holding at least a majority of the Company’s capital stock entitled to vote must approve the proposed amendment. The DGCL also provides that, in lieu of a vote taken at a stockholders’ meeting, stockholders holding at least a majority of the voting power of the Company’s capital stock may consent in writing to any action otherwise required to be taken at a meeting of stockholders, including the adoption of an amendment to the Company’s Certificate of Incorporation.

Required Approvals Obtained

             The Board, by its unanimous written consent (the “Board Consent”), adopted resolutions approving the Certificate of Amendment to the Company’s Certificate of Incorporation. On the Record Date, the only issued and outstanding shares of the Company’s capital stock entitled to vote on the proposed amendment were 28,718,302 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), of which the Majority Stockholders held 20,095,965 or 70% of the total stock entitled to vote on the proposed amendment. On August 28, 2002, the Majority Stockholders, by written consent in lieu of a meeting, approved the Certificate of Amendment to the Company’s Certificate of Incorporation, a copy of which is attached to this Information Statement as Exhibit A. No further consents, votes or proxies are or were necessary to effect the approval of Certificate of Amendment to the Company’s Certificate of Incorporation.

Dissenters' Rights of Appraisal.

             The DGCL does not provide for any dissenters’ rights with respect to the Amendment of the Company’s Certificate of Incorporation as set forth herein. Therefore, no dissenters’ rights of appraisal are given in connection with the subject matter hereof.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,

PLEASE CONTACT:

Renee Mullen
DirectPlacement, Inc.
3655 Nobel Drive, Suite 540
San Diego, CA 92122
(858) 623-1600

By order of the Board of Directors of DirectPlacement, Inc.

By: /s/ BRIAN M. OVERSTREET
Name: Brian M. Overstreet
Title: Chief Executive Officer

Exhibit List

A.	Certificate of Amendment to the Certificate of Incorporation of DirectPlacement, Inc., a Delaware corporation.

Exhibit A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

DIRECTPLACEMENT, INC.

              It is hereby certified that:

              1.       The name of the corporation (hereinafter, the "Corporation") is DirectPlacement, Inc.

              2.        The restated certificate of incorporation of the Corporation is hereby amended by striking out Article First in its entirety and by substituting in lieu of said Article the following new Article:

              "FIRST:      The name of the corporation (hereinafter, the "Corporation") is PCS Research Technology, Inc."

              3.        The amendment of the restated certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

              4.        The effective time of the amendment herein certified shall be ______________, 2002.

Signed on ____________, 2002

DIRECTPLACEMENT, INC.

By:
Name: Brian M. Overstreet
Title: Chief Executive Officer

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